                                                                    Exhibit 24.1

                            PARK-OHIO INDUSTRIES, INC.
                                    FORM 10-K
                                POWER OF ATTORNEY


     Each of the undersigned officers and directors of Park-Ohio Industries, Inc., an Ohio corporation, hereby constitutes and appoints Richard P. Elliott and Robert D. Vilsack, and each of them, as his true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign on behalf of each of the undersigned an Annual Report on Form 10-K for the fiscal year ended December 31, 2004 pursuant to Section 13 of the Securities Exchange Act of 1934 and to sign any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith including, without limitation, a
Form 12b-25 with the Securities and Exchange Commission, granting to said attorney or attorneys-in-fact, and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue thereof.

     This power of attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.


         EXECUTED as of March 14, 2005.



/s/ Edward F. Crawford                                       /s/ Richard P. Elliott
--------------------------------                             --------------------------------
Edward F. Crawford                                           Richard P. Elliott, Vice President and Chief
Chief Executive Officer, Chairman of the Board               Financial Officer
and Director

/s/ Matthew V. Crawford                                      /s/ Dan T. Moore
--------------------------------                             --------------------------------
Matthew V. Crawford                                          Dan T. Moore, Director
President, Chief Operating Officer, and Director

/s/ Patrick V. Auletta                                       /s/ Ronna Romney
--------------------------------                             --------------------------------
Patrick V. Auletta, Director                                 Ronna Romney, Director


/s/ Kevin R. Greene                                          /s/ Lawrence O. Selhorst
--------------------------------                             --------------------------------
Kevin R. Greene, Director                                    Lawrence O. Selhorst, Director


/s/ Lewis E. Hatch, Jr.                                      /s/ James W. Wert
--------------------------------                             --------------------------------
Lewis E. Hatch, Jr., Director                                James W. Wert, Director